Exhibit 99.2 EXECUTION VERSION FIRST AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT THIS FIRST AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of May 9, 2019, is entered into by and among CINCINNATI BELL FUNDING LLC (the “Seller”), CINCINNATI BELL INC., as Servicer (the “Servicer”), PNC BANK, NATIONAL ASSOCIATION (“PNC”), as buyer (the “Buyer”). RECITALS The parties hereto are parties to the Receivables Purchase Agreement, dated as of May 10, 2018 (as amended, amended and restated, supplemented or otherwise modified through the date hereof, the “Agreement”) and desire to amend the Agreement as hereinafter set forth. Concurrently herewith, the Seller, the Servicer, the Buyer, and the other parties thereto are entering into that certain Second Amendment to the Receivables Financing Agreement, dated as of the date hereof (the “RFA Amendment”). The parties hereto desire to amend the Agreement as set forth herein. NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows: SECTION 1. Certain Defined Terms. Capitalized terms that are used but not defined herein shall have the meanings set forth in the Agreement. SECTION 2. Amendments to the Agreement. The Agreement is hereby amended as follows: 2.1 The following new clause (g) is added to Section 1 of the Agreement immediately following the existing clause (f) thereof: (g) Successor LIBOR. (i) If the Buyer determines (which determination shall be final and conclusive, absent manifest error) that either (i) (A) the circumstances set forth in Section 1.22 of the Financing Agreement have arisen and are unlikely to be temporary, or (B) the circumstances set forth in Section 1.22 of the Financing Agreement have not arisen but the applicable supervisor or administrator (if any) of LIBOR or a Governmental Authority having jurisdiction over the Buyer has made a public statement identifying the specific date after which LIBOR shall no longer be used for determining interest rates for loans (either such date, a “LIBOR Termination Date”), or (ii) a rate other than LIBOR has become a widely recognized benchmark rate for newly originated loans in U.S. Dollars in the U.S. market, then the Buyer may (in consultation with the Seller) choose a replacement index for LIBOR and make adjustments to applicable margins and related amendments to this Agreement as referred to below such that, to the extent 732201764 06117932 practicable, the all-in Discount based on the replacement index will be substantially equivalent to the all-in Discount based on LIBOR in effect prior to its replacement. (ii) The Buyer and the Seller shall enter into an amendment to this Agreement to reflect the replacement index, the adjusted margins and such other related amendments as may be appropriate, in the discretion of the Buyer, for the implementation and administration of the replacement index-based rate. (iii) Selection of the replacement index, adjustments to the applicable margins, and amendments to this Agreement (i) will be determined with due consideration to the then-current market practices for determining and implementing a rate of interest for newly originated loans in the United States and loans converted from a LIBOR-based rate to a replacement index-based rate, and (ii) may also reflect adjustments to account for (A) the effects of the transition from LIBOR to the replacement index and (B) yield- or risk-based differences between LIBOR and the replacement index. (iv) Until an amendment reflecting a new replacement index in accordance with this Section 1(g) is effective, Discount with respect to any Purchased Receivable determined with reference to LIBOR will continue to be determined with reference to LIBOR; provided however, that if the Buyer determines (which determination shall be final and conclusive, absent manifest error) that a LIBOR Termination Date has occurred, then following the LIBOR Termination Date, Discount with each Purchased Receivable shall automatically begin to be determined with reference to the Base Rate (as defined in the Financing Agreement) until such time as an amendment reflecting a replacement index and related matters as described above is implemented. (v) Notwithstanding anything to the contrary contained herein, if at any time the replacement index is less than zero, at such times, such index shall be deemed to be zero for purposes of this Agreement. 2.2 Schedule II of the Agreement is hereby replaced in its entirety with Schedule II attached hereto. 2.3 The following new defined terms are added to Exhibit A of the Agreement in appropriate alphabetical order: “Beneficial Ownership Rule” means 31 C.F.R. § 1010.230. “Beneficial Ownership Certification” means, for the Seller, a certification of the Seller as to its beneficial owner(s) complying with the Beneficial Ownership Rule. 2.4 The definition of “Discount Period” set forth in Exhibit A of the Agreement is amended and restated to read in its entirety as follows: 732201764 06117932 - 2 -

“Discount Period” means with respect to any Purchased Receivable, the sum of the number of days from and including the Purchase Date thereof to but excluding the first Weekly Settlement Date occurring after (i) the Due Date with respect thereto plus (ii) the Account Debtor Supplemental Period for the applicable Account Debtor of such Purchased Receivable; provided, however, that in no event shall the Discount Period with respect to any Purchased Receivable end prior to sixty (60) days after the first Weekly Settlement Date following the Due Date with respect to such Purchased Receivable. 2.5 The following new clause (q) is added to Exhibit C of the Agreement immediately following clause (p) thereof: (q) With respect to the Seller, as of May 9, 2019, it is an entity that is organized under the laws of the United States or of any state thereof and at least 51% of whose common stock or analogous equity interest is owned directly or indirectly by a company listed on the New York Stock Exchange or the American Stock Exchange or designated as a NASDAQ National Market Security listed on the NASDAQ stock exchange and is excluded on that basis from the definition of “Legal Entity Customer” as defined in the Beneficial Ownership Rule. 2.6 The following clause (o) is added to Exhibit D of the Agreement immediately following clause (n) thereof: (o) Beneficial Ownership Certification. Promptly following any change that would result in a change to the status as an excluded “Legal Entity Customer” under the Beneficial Ownership Rule, the Seller shall execute and deliver to the Buyer a certification of the Seller as to its beneficial owner(s) complying with the Beneficial Ownership Rule, in form and substance reasonably acceptable to the Buyer. 2.7 Exhibit G of the Agreement is hereby replaced in its entirety with Exhibit G attached hereto. SECTION 3. Representations and Warranties. Each of the Seller and the Servicer hereby represents and warrants to the Buyer as follows: Representations and Warranties. The representations and warranties made by it in the Transaction Documents are true and correct as of the date hereof and after giving effect to this Amendment (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date). Enforceability. The execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within its organizational powers and have been duly authorized by all necessary organizational action on its part. This Amendment and the Agreement, as amended hereby, are such Person’s valid and legally binding obligations, enforceable in accordance with its terms. 732201764 06117932 - 3 -

No Default. After giving effect to this Amendment, no Servicer Termination Event exists or shall exist. SECTION 4. Effect of Amendment. All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein. SECTION 5. Effectiveness. This Amendment shall become effective as of the date hereof upon the Buyer’s receipt of duly executed counterparts of this Amendment from each of the parties hereto. SECTION 6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery by facsimile or email of an executed signature page of this Amendment shall be effective as delivery of an executed counterpart hereof. SECTION 7. Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5- 1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). SECTION 8. Severability. If any one or more of the agreements, provisions or terms of this Amendment shall for any reason whatsoever be held invalid or unenforceable, then such agreements, provisions or terms shall be deemed severable from the remaining agreements, provisions and terms of this Amendment and shall in no way affect the validity or enforceability of the provisions of this Amendment or the Agreement. SECTION 9. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof. SECTION 10. Consents. The Buyer hereby consents to the Seller’s and Servicer’s execution and delivery of the RFA Amendment and the performance of its respective obligations thereunder. (Signature pages follow) 732201764 06117932 - 4 -

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above. CINCINNATI BELL FUNDING LLC, as Seller By:_/s/ Joshua T. Duckworth Name: Joshua T. Duckworth Title: Vice President of Treasury, Corporate Finance and Investor Relations CINCINNATI BELL INC., as Servicer By:_/s/ Joshua T. Duckworth Name: Joshua T. Duckworth Title: Vice President of Treasury, Corporate Finance and Investor Relations PNC BANK, NATIONAL ASSOCIATION, as Buyer By:_/s/ Michael Brown Name: Michael Brown Title: Senior Vice President